Earnings Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Earnings Per Share
NOTE 14. EARNINGS PER SHARE
Basic earnings per share is calculated based on the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated based on the weighted average number of common shares plus the incremental effect of dilutive potential common shares outstanding during the period. In periods when losses are reported, the weighted average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.
The components of basic and diluted earnings per share are as follows:

	Year Ended December 31,
(In thousands, except per share data)	2021	2020	2019
Numerator:
Net income (loss)	$6,460	$(23,118)	$(51,952)
Denominator:
Weighted average common shares outstanding, basic	118,571	57,865	57,848
Dilutive effect of stock options (1)	24,644	—	—
Dilutive effect of restricted stock units	5	—	—
Dilutive effect of preferred stock (1)	—	—	—
Dilutive effect of warrants (1)	—	—	—

Weighted average common shares outstanding, diluted	143,220	57,865	57,848

Net income (loss) per share, basic	$0.05	$(0.40)	$(0.90)
Net income (loss) per share, diluted	$0.05	$(0.40)	$(0.90)
Anti-dilutive securities excluded from diluted income (loss) per share:
Anti-dilutive stock options (1)	—	27,591	23,669
Anti-dilutive preferred stock (1)	—	138,612	126,986
Anti-dilutive warrants (1)	—	1,887	1,887

(1)
Due to the net loss during each of the years ended December 31, 2020 and 2019, no dilutive securities were included in the calculation of diluted loss per share because they would have been anti-dilutive.